UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 28, 2012

REGENOCELL THERAPEUTCS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-50639	22-3880440
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2 Briar Lane, Natick, Massachusetts	01760
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (508) 647-4065

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

On February 28, 2012, upon management’s recommendation to the Board of Directors of RegenoCELL Therapeutics, Inc. (the “Company”), the Company’s Board of Directors determined that the Company’s financial statements for the year ended December 31, 2010 should no longer be relied upon as a result of accounting for payroll liabilities and payroll expenses. The Company has determined that its previously filed Form 10-K included an amount related to payroll liabilities that was overstated.  The previous balance was $391,124; the new restated amount is $131,982.  The Company believes the impact to the financial statements is material, and therefore, a restatement is necessary.

Following is a summary of accounts affected by the restatement:

	As Restated	Adjustment	As Previously Reported
Payroll Liabilities	$131,982	$(259,142)	$391,124
Net Loss	$(3,878,760)	$(259,142)	$(4,137,902)
Net loss per share- Basic and Diluted	$(0.5)	$(0.00)	$(0.05)

The Company’s Chief Financial Officer has discussed all of the items above with the Company’s independent accountants for the aforementioned financial period. The Company intends to file its restated financial statements for the year ended December 31, 2010 in conjunction with the filing of the Company’s Annual Report on Form 10-K/A at and for the year ended December 31, 2009 as soon as possible, but no later than March 2, 2012.

This report may contain forward-looking statements that involve risks and uncertainties.  We generally use words  such  as  “believe,”  “may,” “could,” “will,”  “intend,”  “expect,”  “anticipate,”  “plan,” and similar expressions to identify  forward-looking  statements.  You should not place undue reliance on these forward-looking statements.  Our actual results could differ materially from those anticipated in the forward-looking statements for many reasons.  Although we believe the expectations reflected in the forward-looking statements are reasonable,  they  relate  only to events as of the date on which the statements are  made,  and  our  restated financial statements, future  results,  levels of activity, performance or achievements may not meet these expectations.  We do not intend to update any of the forward-looking statements after the date of this document to conform these statements to actual results or to changes in our expectations, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RegenoCELL Therapeutics, Inc.
(Registrant)

Date: February 28, 2012	By:	/s/ James F. Mongiardo
James F. Mongiardo
President and Chief Executive Officer

-2-